                                  EXHIBIT 10.2

                     AMENDMENT TO EXECUTIVE SEVERANCE POLICY

                              NEW SEVERANCE POLICY
                 IN CHANGE OF CONTROL AND CORPORATE TRANSACTIONS
                  (EACH AS DEFINED IN 2003 OMNIBUS EQUITY PLAN)

                               SEVERANCE*
                             --------------
Executive Chairman; CEO      **Per contract
COO                            30 months
Executive Vice President       24 months

*Severance calculated on the basis of annual salary and target bonus

**As per contracts.

                              NEW SEVERANCE POLICY
                FOR INVOLUNTARY TERMINATIONS EXCEPT "FOR CAUSE",
                  CHANGE OF CONTROL AND CORPORATE TRANSACTIONS

                           MAXIMUM SEVERANCE*    MINIMUM SEVERANCE*
                           ------------------    ------------------
Executive Chairman; CEO     **Per contract        **Per contract
COO                           24 months             12 months
Executive Vice President      21 months              9 months

*Severance calculated on the basis of annual salary and target bonus

**As per contracts.